Exhibit 10.4

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Execution version

Dated 3 January 2019

THIRD SUPPLEMENTAL AGREEMENT

between

BORR DRILLING LIMITED
as borrower

BORR JACK-UP I INC.

BORR IDUN LIMITED

BORR JACK-UP XIV INC.

PROSPECTOR RIG 1 CONTRACTING COMPANY LIMITED

PROSPECTOR RIG 5 CONTRACTING COMPANY LIMITED
as guarantors

BORR HOLDINGS LIMITED
as security provider

DNB BANK ASA
as lenders

DNB BANK ASA
as hedging bank

DNB BANK ASA
as bookrunner, underwriter and mandated lead arranger

DNB BANK ASA
as facility agent

Relating to a USD 200,000,000
senior secured revolving loan facility agreement
originally dated 15 May 2018

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THIS THIRD SUPPLEMENTAL AGREEMENT (the “Supplemental Agreement”) is made 3 January 2019 between:

(1)	BORR DRILLING LIMITED, of Thistle House 4, Burnaby Street, Hamilton JIM 11, Bermuda, with company registration number 51741, as borrower (the “Borrower”);

(2)	BORR JACK-UP I INC., a corporation incorporated under the laws of the Republic of the Marshall Islands having its registered address at Ajeltake Island Ajeltake Road, Majuro, Marshall Islands MH 96960;

BORR IDUN LIMITED, an exempted company incorporated with limited liability in the Cayman Islands, having company number 274802 and its registered office at Maricorp Services Ltd., P.O. Box 2075, 31 The Strand, 46 Canal Point Drive, George Town, Grand Cayman KYl-1105, Cayman Islands;

BORR JACK-UP XIV INC. a company incorporated and registered in the British virgin Islands with registered number 1633467 and whose registered office is at Craigmuir chambers, PO Box 71, Road Town Tortola, VG1110, British virgin Islands’

PROSPECTOR RIG 1 CONTRACTING COMP ANY LIMITED (previously known as Prospector Rig 1 Contracting Company S.a.r.1.) an exempted company registered by way of continuation with limited liability in the Cayman Islands, having company number 339040 and its registered office at Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KYl-9009, Cayman Islands; and

PROSPECTOR RIG 5 CONTRACTING COMP ANY LIMITED (previously known as Prospector Rig 5 Contracting Company S.a.r.1.), an exempted company registered by way of continuation with limited liability in the Cayman Islands having company number 339041 and its registered office at Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY 1-9009, Cayman Islands,

as guarantors (the “Guarantors”);

(3)	BORR HOLDINGS LIMITED, an exempted company incorporated with limited liability in the Cayman Islands, having company number 338105 and its registered office at Ogier Global (Cayman) Limited 89 Nexus Way, Camana Bay, Grand Cayman KYl-9009, Cayman Islands, as security provider (the “Security Provider”);

(4)	THE FINANCIAL INSTITUTIONS listed in Schedule 1 as lenders (the “Lenders”);

(5)	DNB BANK ASA, Dronning Eufemias gate 30, 0191 Oslo, Norway as hedging bank (the “Hedging Bank”); and

(6)	DNB BANK ASA Dronning Eufemias gate 30, 0191 Oslo, Norway, as underwriter, bookrunner, mandated lead arranger and facility agent (the “Agent”).

WHEREAS:

A.	The Lenders have granted the Borrower a senior secured revolving loan facility in the amount of USD 200,000,000 pursuant to a senior secured revolving loan facility agreement originally dated 15 May 2018, as amended by a first supplemental agreement dated 29 June 2018 and a second supplemental agreement dated 9 August 2018 (the “Agreement”), for the purpose of amongst others, part-financing the acquisition of five new rigs from the Keppel.

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B.	The Borrower as Company and DNB Bank ASA as Bank have entered into a common terms agreement for the issuance of bank guarantees dated 14 August 2017, as amended by an addendum dated 19 December 2017, for a guarantee facility in the amount of up to USD 30,000,000 (the “Guarantee Facility Agreement”).

C.	The Borrower and the Agent have agreed to designate the Guarantee Facility Agreement as a Finance Document under the Agreement, and to enter into such amendments to the Security Documents as may be required in order to ensure that any amounts owed under the Guarantee Facility Agreement are secured thereby, including but not limited to amendments to each of the Mortgages pursuant to which the total amount set out in the clause “Recordation of Mortgage” is increased from USD [***] to USD [***] (the “Mortgage Amendments”).

D.	The parties hereto have agreed to enter into this Supplemental Agreement in order to reflect all parties’ consent to the matters described in recitals B. and C. above.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.	DEFINITIONS

1.1	In this Supplemental Agreement, unless the context otherwise requires, terms defined in the Agreement shall bear the same meaning when used herein. In addition, the Agreement means the Agreement as supplemented by this Supplemental Agreement.

1.2	The provisions of clause 1.2 (Construction) of the Agreement apply to this Supplemental Agreement as though they were set out herein in their entirety.

2.	REPRESENTATIONS AND WARRANTIES

2.1	Each of the Borrower, the Guarantors, and the Security Provider represents and warrants to the Finance Parties that the Repeating Representations are true and correct as of the date of this Supplemental Agreement.

3.	DOCUMENTS AND EVIDENCE TO BE DELIVERED TO THE AGENT

3.1	The Obligors have agreed to deliver the following to the Agent on or about the date hereof

(a)	This Supplemental Agreement duly executed by the parties hereto.

(b)	In respect of each of the Guarantors, copies of:

(i)	its memorandum and articles of association;

(ii)	its certificate of incorporation or certificate of registration by way of continuation (as applicable);

(iii)	its register of members, register of directors and officers and register of mortgages and charges;

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(iv)	a certificate signed by a director:

(A)	attaching the documents referred to at sub-paragraphs (i), (ii) and (iii) above, and confirming that such documents have not been amended or revoked and remain in full force and effect at the date of the certificate;

(B)	stating that no licences, authorisations, approvals or consents are required in connection with the execution, delivery, performance or validity of the Finance Documents to which it is a party; and

(C)	confirming that securing/guaranteeing the Loans would not cause any borrowing, guarantee, security or similar limit binding on it to be exceeded;

(v)	a resolution of its board of directors authorising the execution of this Supplemental Agreement and the other documents contemplated hereby;

(vi)	if not included in the resolutions referred to in sub-paragraph (v) above, a power of attorney to its representatives for the execution and registration of the Mortgage Amendments to which it is a party, this Supplemental Agreement and the documents contemplated hereby; and

(vii)	a specimen of the signature of each person authorised by the resolutions referred to in sub-paragraph (v) above.

(c)	The Mortgage Amendments, together with such ancillary documents required in connection therewith.

(d)	Favourable legal opinions in form and substance satisfactory to the Agent from lawyers appointed by the Agent on matters concerning all relevant jurisdictions.

(e)	Such further conditions, opinions or evidence as may be reasonably required by the Agent and notified in writing without undue delay to Borrower in advance of being required.

4.	DESIGNATION OF THE GUARANTEE FACILITY AGREEMENT AS A FINANCE DOCUMENT

4.1	With reference to the definition of “Finance Document” in clause 1.1 (Definitions) of the Agreement, the Guarantee Facility Agreement is hereby designated as a Finance Document by the Agent and the Borrower.

5.	AMENDMENT TO THE AGREEMENT

5.1	With effect on and from the date hereof, the Agreement shall be amended in the following respect:

(a)	Clause 18.2 (Maximum liability) of the Agreement shall be amended to read:

The liability of each of the Guarantors under this guarantee shall be limited to USD 276,000,000 plus any unpaid amount of interest, fees and expenses in respect of the Guaranteed Obligations.

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5.2	By construing references therein to “this Agreement”, “herein”, “hereunder” and similar terms, they shall be construed as if the same referred to the Agreement as amended hereby.

6.	COSTS AND EXPENSES

6.1	The Borrower irrevocably agrees to pay to the Agent on demand, an amount equal to all costs, expenses and disbursements (including but not limited to legal fees and printing, publication and travelling expenses) incurred by the Agent and/or the Finance Parties in the negotiation, preparation and completion of this Supplemental Agreement and the maintenance, protection and enforcement of any of their rights thereunder.

7.	CONTINUED EFFECTIVENESS OF FINANCE DOCUMENTS

7.1	Subject only to the modifications set out in this Supplemental Agreement and the Mortgage Amendments, the Finance Documents shall remain in full force and effect and shall continue to be binding upon the Lenders, the Hedging Bank, the Agent, and the Security Provider and the Guarantors.

7.2	For the avoidance of doubt, each Obligor irrevocably and unconditionally confirms that any security or guarantee created or given by it under the Finance Documents (including without limitation as a result of the Mortgage Amendments) shall:

(a)	continue in full force and effect; and

(b)	extend to all liabilities and obligations of the Obligors arising under the Guarantee Facility Agreement and the other Finance Documents (including without limitation as a result of the Mortgage Amendments).

8.	LAW AND JURISDICTION, ETC.

8.1	With reference to the definition of “Finance Document” in clause 1.1 (Definitions) of the Agreement, this Supplemental Agreement is designated as a Finance Document by the Agent and the Borrower.

8.2	The provisions of clause 40 (Governing law) and clause 42 (Enforcement) of the Agreement shall be incorporated into this Supplemental Agreement as if set out in full herein and as if references therein to “this Agreement” are references to this Supplemental Agreement.

IN WITNESS WHEREOF the parties hereto have caused this Supplemental Agreement to be duly executed the day and the year above written.

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EXECUTION PAGE

The Borrower:

BORR DRILLING LIMITED

By: [***]
Name: [***]
Title:[***]

The Security Provider:

BORR HOLDINGS LIMITED

By: [***]
Name: [***]
Title:[***]

The Guarantors:

BORR JACK-UP I INC.

By: [***]
Name: [***]
Title:[***]

BORR IDUN LIMITED.

By: [***]
Name: [***]
Title:[***]

BORR JACK-UP XIV INC.

By: [***]
Name: [***]
Title:[***]

PROSPECTOR RIG 1 CONTRACTING COMPANY LIMITED

By: [***]
Name: [***]
Title:[***]

PROSPECTOR RIG 5 CONTRACTING COMPANY LIMITED

By: [***]
Name: [***]
Title:[***]

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The Lender, Arranger and Hedging Bank:

DNA BANK ASA

By: [***]
Name: [***]
Title:[***]

The Agent:

DNA BANK ASA

By: [***]
Name: [***]
Title:[***]